Exhibit 99.1

KELLY SERVICES® REPORTS 3nd QUARTER RESULTS

TROY, MI (November 6, 2013) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the third quarter of 2013.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2013 totaled $1.3 billion, a 0.6% decrease compared to the corresponding quarter of 2012.

Earnings from operations for the third quarter of 2013 totaled $20.2 million. Included in the results of operations in the third quarter of 2013 are restructuring charges of $0.5 million. Excluding the restructuring charges, earnings from operations were $20.7 million in the third quarter of 2013, compared to earnings of $24.0 million last year.

Diluted earnings per share from continuing operations in the third quarter of 2013 were $0.49. Adjusted earnings per share were $0.51 in the third quarter of 2013 compared to $0.43 in the third quarter of 2012.

“We’re pleased that our third quarter performance surpassed our expectations despite an erratic and lackluster economy,” said Camden. “The Americas delivered a nice turnaround in fee performance and KellyOCG brought in strong revenue growth and outsized operating profits. Overall, our results continue to demonstrate that Kelly’s strategy is responding to market demands for more holistic workforce solutions, access to skilled talent, and workforce models that help companies achieve their short- and long-term business goals.”

Kelly also reported that on November 5, its board of directors declared a dividend of $0.05 per share. The dividend is payable December 6 to shareholders of record as of the close of business on November 18.

In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on November 6, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, including our ability to successfully expand into new markets and service lines, material changes in demand from or loss of large corporate customers, impairment charges triggered by adverse industry or market developments, unexpected termination of customer contracts, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, unexpected changes in claim trends on workers’ compensation and benefit plans, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to retain the services of our senior management, local management and field personnel, the impact of changes in laws and regulations (including federal, state and international tax laws), the net financial impact of the Patient Protection and Affordable Care Act on our business, risks associated with conducting business in foreign countries, including foreign currency fluctuations, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions.  Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Serving clients around the globe, Kelly provides employment to more than 560,000 employees annually.  Revenue in 2012 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, and Twitter.  Download The Talent Project, a free iPad app by Kelly Services.

iPad is a trademark of Apple Inc., registered in the U.S. and other countries.  App Store is a service mark of Apple Inc.

# # #

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED SEPTEMBER 29, 2013 AND SEPTEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013	2012	Change		% Change

Revenue from services	$1,345.6	$1,354.2	$(8.6)		(0.6)%

Cost of services	1,125.2	1,126.7	(1.5)		(0.1)

Gross profit	220.4	227.5	(7.1)		(3.1)

Selling, general and administrative expenses	200.2	203.5	(3.3)		(1.6)

Earnings from operations	20.2	24.0	(3.8)		(15.8)

Other expense, net	1.3	0.7	0.6		88.9

Earnings from continuing operations before taxes	18.9	23.3	(4.4)		(19.0)

Income tax expense	0.1	6.7	(6.6)		(99.2)

Earnings from continuing operations	18.8	16.6	2.2		13.6

Earnings from discontinued operations, net of tax	-	-	-		NM

Net earnings	$18.8	$16.6	$2.2		13.5%

Basic earnings per share on common stock
Earnings from continuing operations	$0.49	$0.43	$0.06		14.0%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.49	0.43	0.06		14.0

Diluted earnings per share on common stock
Earnings from continuing operations	$0.49	$0.43	$0.06		14.0%
Earnings from discontinued operations	-	-	-		NM
Net earnings	0.49	0.43	0.06		14.0

STATISTICS:

Gross profit rate	16.4%	16.8%	(0.4)	pts.

Selling, general and administrative expenses:
% of revenue	14.9	15.0	(0.1)
% of gross profit	90.8	89.4	1.4

% Return:
Earnings from operations	1.5	1.8	(0.3)
Earnings from continuing operations before taxes	1.4	1.7	(0.3)
Earnings from continuing operations	1.4	1.2	0.2
Net earnings	1.4	1.2	0.2

Effective income tax rate	0.3%	28.9%	(28.6)	pts.

Average number of shares outstanding (millions):
Basic	37.4	37.1
Diluted	37.4	37.1

Shares adjusted for nonvested restricted awards (millions):
Basic	38.1	38.3
Diluted	38.1	38.3

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE 39 WEEKS ENDED SEPTEMBER 29, 2013 AND SEPTEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013	2012	Change		% Change

Revenue from services	$4,027.3	$4,075.1	$(47.8)		(1.2)%

Cost of services	3,369.3	3,400.7	(31.4)		(0.9)

Gross profit	658.0	674.4	(16.4)		(2.4)

Selling, general and administrative expenses	612.6	611.9	0.7		0.1

Asset impairments	1.7	-	1.7		NM

Earnings from operations	43.7	62.5	(18.8)		(30.0)

Other expense, net	3.9	1.8	2.1		118.3

Earnings from continuing operations before taxes	39.8	60.7	(20.9)		(34.4)

Income tax (benefit) expense	(1.9)	19.9	(21.8)		(109.9)

Earnings from continuing operations	41.7	40.8	0.9		2.4

Earnings from discontinued operations, net of tax	-	0.4	(0.4)		(99.8)

Net earnings	$41.7	$41.2	$0.5		1.3%

Basic earnings per share on common stock
Earnings from continuing operations	$1.09	$1.07	$0.02		1.9%
Earnings from discontinued operations	-	0.01	(0.01)		(100.0)
Net earnings	1.09	1.09	-		-

Diluted earnings per share on common stock
Earnings from continuing operations	$1.09	$1.07	$0.02		1.9%
Earnings from discontinued operations	-	0.01	(0.01)		(100.0)
Net earnings	1.09	1.09	-		-

STATISTICS:

Gross profit rate	16.3%	16.5%	(0.2)	pts.

Selling, general and administrative expenses:
% of revenue	15.2	15.0	0.2
% of gross profit	93.1	90.7	2.4

% Return:
Earnings from operations	1.1	1.5	(0.4)
Earnings from continuing operations before taxes	1.0	1.5	(0.5)
Earnings from continuing operations	1.0	1.0	0.0
Net earnings	1.0	1.0	0.0

Effective income tax rate	(5.0)%	32.8%	(37.8)	pts.

Average number of shares outstanding (millions):
Basic	37.2	37.0
Diluted	37.3	37.0

Shares adjusted for nonvested restricted awards (millions):
Basic	38.2	38.0
Diluted	38.2	38.0

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Third Quarter
	2013	2012	Change		Constant Currency Change
AMERICAS
Commercial
Revenue from services (including fee-based income)	$617.0	$642.2	(3.9)%		(3.5)%
Fee-based income	4.1	4.4	(6.6)		(5.2)
Gross profit	86.8	96.4	(10.1)		(9.6)

Gross profit rate	14.1%	15.0%	(0.9	) pts.

PT
Revenue from services (including fee-based income)	$248.3	$261.6	(5.1)%		(5.0)%
Fee-based income	4.3	3.7	17.2		17.5
Gross profit	40.9	40.9	0.2		0.3

Gross profit rate	16.5%	15.6%	0.9	pts.

Total Americas
Revenue from services (including fee-based income)	$865.3	$903.8	(4.3)%		(3.9)%
Fee-based income	8.4	8.1	4.3		5.2
Gross profit	127.7	137.3	(7.0)		(6.7)
Total SG&A expenses	101.5	101.5	-		0.4
Earnings from operations	26.2	35.8	(26.8)

Gross profit rate	14.8%	15.2%	(0.4	) pts.
Expense rates:
% of revenue	11.7	11.2	0.5
% of gross profit	79.5	73.9	5.6
Operating margin	3.0	4.0	(1.0)

EMEA
Commercial
Revenue from services (including fee-based income)	$224.5	$214.5	4.7%		1.8%
Fee-based income	4.8	5.2	(7.5)		(8.0)
Gross profit	33.9	33.4	1.6		(1.1)

Gross profit rate	15.1%	15.6%	(0.5	) pts.

PT
Revenue from services (including fee-based income)	$45.1	$41.5	8.7%		5.1%
Fee-based income	3.9	4.1	(3.6)		(4.8)
Gross profit	10.8	10.5	2.5		(0.3)

Gross profit rate	23.9%	25.4%	(1.5	) pts.

Total EMEA
Revenue from services (including fee-based income)	$269.6	$256.0	5.3%		2.3%
Fee-based income	8.7	9.3	(5.8)		(6.6)
Gross profit	44.7	43.9	1.8		(0.9)
SG&A expenses excluding restructuring charges	40.0	40.0	-
Restructuring charges	0.3	-	NM
Total SG&A expenses	40.3	40.0	0.9		(2.1)
Earnings from operations	4.4	3.9	11.5
Earnings from operations excluding restructuring charges	4.7	3.9	19.7

Gross profit rate	16.6%	17.1%	(0.5	) pts.
Expense rates (excluding restructuring charges):
% of revenue	14.8	15.6	(0.8)
% of gross profit	89.5	91.1	(1.6)
Operating margin (excluding restructuring charges)	1.7	1.5	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2013	2012	Change		Change
APAC
Commercial
Revenue from services (including fee-based income)	$87.6	$85.7	2.2%		8.6%
Fee-based income	2.6	2.9	(8.7)		(1.2)
Gross profit	12.7	12.8	(0.6)		6.1

Gross profit rate	14.5%	14.9%	(0.4)	pts.

PT
Revenue from services (including fee-based income)	$9.1	$14.3	(36.1)%		(30.6)%
Fee-based income	2.2	4.8	(54.0)		(50.8)
Gross profit	3.4	6.2	(44.3)		(40.0)

Gross profit rate	37.5%	43.0%	(5.5)	pts.

Total APAC
Revenue from services (including fee-based income)	$96.7	$100.0	(3.3)%		3.0%
Fee-based income	4.8	7.7	(37.1)		(32.3)
Gross profit	16.1	19.0	(14.8)		(8.9)
SG&A expenses excluding restructuring charges	14.5	18.8	(22.6)
Restructuring charges	0.1	-	NM
Total SG&A expenses	14.6	18.8	(22.3)		(16.6)
Earnings from operations	1.5	0.2	NM
Earnings from operations excluding restructuring charges	1.6	0.2	NM

Gross profit rate	16.7%	18.9%	(2.2)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.1	18.8	(3.7)
% of gross profit	90.2	99.3	(9.1)
Operating margin (excluding restructuring charges)	1.6	0.1	1.5

OCG
Revenue from services (including fee-based income)	$126.9	$104.7	21.2%		21.7%
Fee-based income	17.0	13.2	29.4		29.5
Gross profit	32.7	28.2	15.7		16.1
SG&A expenses excluding restructuring charges	26.7	24.2	10.4
Restructuring charges	0.1	-	NM
Total SG&A expenses	26.8	24.2	10.7		10.9
Earnings from operations	5.9	4.0	45.4
Earnings from operations excluding restructuring charges	6.0	4.0	47.2

Gross profit rate	25.8%	27.0%	(1.2)	pts.
Expense rates (excluding restructuring charges):
% of revenue	21.0	23.1	(2.1)
% of gross profit	81.6	85.5	(3.9)
Operating margin (excluding restructuring charges)	4.7	3.9	0.8

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millions of dollars)

	September Year to Date
	2013	2012	Change		Constant Currency Change
AMERICAS
Commercial
Revenue from services (including fee-based income)	$1,904.1	$1,980.1	(3.8)%		(3.6)%
Fee-based income	12.0	12.1	(0.3)		0.7
Gross profit	274.5	292.1	(6.1)		(5.8)

Gross profit rate	14.4%	14.8%	(0.4	) pts.

PT
Revenue from services (including fee-based income)	$758.9	$774.1	(2.0)%		(2.0)%
Fee-based income	12.3	11.3	8.3		8.5
Gross profit	122.4	120.8	1.3		1.3

Gross profit rate	16.1%	15.6%	0.5	pts.

Total Americas
Revenue from services (including fee-based income)	$2,663.0	$2,754.2	(3.3)%		(3.2)%
Fee-based income	24.3	23.4	3.9		4.5
Gross profit	396.9	412.9	(3.9)		(3.7)
Total SG&A expenses	314.5	303.4	3.6		3.9
Earnings from operations	82.4	109.5	(24.7)

Gross profit rate	14.9%	15.0%	(0.1	) pts.
Expense rates:
% of revenue	11.8	11.0	0.8
% of gross profit	79.2	73.5	5.7
Operating margin	3.1	4.0	(0.9)

EMEA
Commercial
Revenue from services (including fee-based income)	$645.3	$641.2	0.6%		(0.4)%
Fee-based income	15.5	17.5	(11.7)		(11.6)
Gross profit	98.8	101.1	(2.2)		(3.3)

Gross profit rate	15.3%	15.8%	(0.5	) pts.

PT
Revenue from services (including fee-based income)	$131.7	$125.3	5.1%		3.8%
Fee-based income	11.8	13.1	(9.8)		(10.0)
Gross profit	32.0	32.7	(2.2)		(3.1)

Gross profit rate	24.3%	26.1%	(1.8	) pts.

Total EMEA
Revenue from services (including fee-based income)	$777.0	$766.5	1.4%		0.3%
Fee-based income	27.3	30.6	(10.9)		(11.0)
Gross profit	130.8	133.8	(2.2)		(3.3)
SG&A expenses excluding restructuring charges	122.1	126.4	(3.4)
Restructuring charges	0.1	(2.2)	108.8
Total SG&A expenses	122.2	124.2	(1.6)		(2.6)
Earnings from operations	8.6	9.6	(10.5)
Earnings from operations excluding restructuring charges	8.7	7.4	17.9

Gross profit rate	16.8%	17.5%	(0.7	) pts.
Expense rates (excluding restructuring charges):
% of revenue	15.7	16.5	(0.8)
% of gross profit	93.3	94.4	(1.1)
Operating margin (excluding restructuring charges)	1.1	1.0	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In millionsof dollars)

	September Year to Date
					Constant
					Currency
	2013	2012	Change		Change
APAC
Commercial
Revenue from services (including fee-based income)	$256.8	$258.3	(0.6)%		1.6%
Fee-based income	8.2	9.3	(12.0)		(9.0)
Gross profit	36.8	38.4	(4.1)		(1.8)

Gross profit rate	14.3%	14.9%	(0.6)	pts.

PT
Revenue from services (including fee-based income)	$29.3	$39.9	(26.6)%		(24.1)%
Fee-based income	6.7	12.9	(48.6)		(47.1)
Gross profit	10.5	16.7	(37.2)		(35.3)

Gross profit rate	35.7%	41.8%	(6.1)	pts.

Total APAC
Revenue from services (including fee-based income)	$286.1	$298.2	(4.1)%		(1.9)%
Fee-based income	14.9	22.2	(33.2)		(31.2)
Gross profit	47.3	55.1	(14.1)		(11.9)
SG&A expenses excluding restructuring charges	45.5	57.5	(20.9)
Restructuring charges	0.3	-	NM
Total SG&A expenses	45.8	57.5	(20.4)		(18.3)
Earnings from operations	1.5	(2.4)	NM
Earnings from operations excluding restructuring charges	1.8	(2.4)	NM

Gross profit rate	16.5%	18.5%	(2.0)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.9	19.3	(3.4)
% of gross profit	96.2	104.4	(8.2)
Operating margin (excluding restructuring charges)	0.6	(0.8)	1.4

OCG
Revenue from services (including fee-based income)	$335.8	$282.8	18.8%		19.0%
Fee-based income	47.3	37.6	26.2		26.4
Gross profit	85.4	75.0	13.8		14.0
SG&A expenses excluding restructuring charges	77.7	69.6	11.6
Restructuring charges	0.9	-	NM
Total SG&A expenses	78.6	69.6	12.8		12.9
Asset impairments	1.7	-	NM
Earnings from operations	5.1	5.4	(3.8)
Earnings from operations excluding restructuring charges	6.0	5.4	11.1

Gross profit rate	25.4%	26.5%	(1.1)	pts.
Expense rates (excluding restructuring charges):
% of revenue	23.1	24.6	(1.5)
% of gross profit	91.0	92.8	(1.8)
Operating margin (excluding restructuring charges)	1.8	1.9	(0.1)

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In millions of dollars)

	Sept. 29, 2013	Dec. 30, 2012	Sept. 30, 2012
Current Assets
Cash and equivalents	$73.9	$76.3	$70.3
Trade accounts receivable, less allowances of
$10.0 and $10.4 and $11.9, respectively	1,071.8	1,013.9	1,018.8
Prepaid expenses and other current assets	62.0	57.5	62.9
Deferred taxes	40.3	44.9	38.1

Total current assets	1,248.0	1,192.6	1,190.1

Property and Equipment, Net	87.7	89.9	90.4

Noncurrent Deferred Taxes	104.5	82.8	88.8

Goodwill, Net	90.3	89.5	91.2

Other Assets	241.0	180.9	174.8

Total Assets	$1,771.5	$1,635.7	$1,635.3

Current Liabilities
Short-term borrowings	$58.0	$64.1	$83.6
Accounts payable and accrued liabilities	308.9	295.6	279.1
Accrued payroll and related taxes	300.9	264.5	269.9
Accrued insurance	30.7	32.8	28.8
Income and other taxes	71.5	65.3	62.7

Total current liabilities	770.0	722.3	724.1

Noncurrent Liabilities
Accrued insurance	40.7	43.5	48.9
Accrued retirement benefits	129.3	111.0	108.5
Other long-term liabilities	28.0	17.9	25.1

Total noncurrent liabilities	198.0	172.4	182.5

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(57.5)	(61.6)	(63.1)
Paid-in capital	26.1	27.1	27.7
Earnings invested in the business	736.0	700.0	693.0
Accumulated other comprehensive income	58.8	35.4	31.0

Total stockholders' equity	803.5	741.0	728.7

Total Liabilities and Stockholders' Equity	$1,771.5	$1,635.7	$1,635.3

STATISTICS:
Working Capital	$478.0	$470.3	$466.0
Current Ratio	1.6	1.7	1.6
Debt-to-capital %	6.7%	8.0%	10.3%
Global Days Sales Outstanding	56	53	54

KELLY SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE 39 WEEKS ENDED SEPTEMBER 29, 2013 AND SEPTEMBER 30, 2012

(UNAUDITED)

(In millions of dollars)

	2013	2012

Cash flows from operating activities
Net earnings	$41.7	$41.2
Noncash adjustments:
Impairment of assets	1.7	-
Depreciation and amortization	15.4	16.8
Provision for bad debts	1.1	1.2
Stock-based compensation	2.7	3.7
Other, net	0.7	-
Changes in operating assets and liabilities	(41.4)	(42.0)

Net cash from operating activities	21.9	20.9

Cash flows from investing activities
Capital expenditures	(11.7)	(13.9)
Other investing activities	-	0.1

Net cash used in investing activities	(11.7)	(13.8)

Cash flows from financing activities
Net change in short-term borrowings	(6.1)	(12.6)
Dividend payments	(5.7)	(5.7)
Other financing activities	0.3	0.1

Net cash used in financing activities	(11.5)	(18.2)

Effect of exchange rates on cash and equivalents	(1.1)	0.4

Net change in cash and equivalents	(2.4)	(10.7)
Cash and equivalents at beginning of period	76.3	81.0

Cash and equivalents at end of period	$73.9	$70.3

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2013	2012	US$	Currency

Americas
United States	$843.5	$853.4	(1.2)%	(1.2)%
Canada	52.9	61.9	(14.5)	(10.8)
Mexico	33.1	31.1	6.6	4.5
Puerto Rico	24.4	24.5	(0.3)	(0.3)
Brazil	13.1	14.3	(8.0)	1.8
Total Americas	967.0	985.2	(1.8)	(1.5)

EMEA
Switzerland	68.6	61.0	12.3	8.8
France	62.4	60.3	3.6	(2.2)
Russia	32.9	31.7	3.7	6.6
United Kingdom	26.5	25.6	3.6	5.6
Portugal	24.1	18.8	28.2	21.2
Germany	17.4	17.8	(1.9)	(7.4)
Norway	16.1	17.6	(8.3)	(7.2)
Italy	13.8	13.1	4.9	(0.8)
Other	16.0	17.2	(7.5)	(11.6)
Total EMEA	277.8	263.1	5.5	2.6

APAC
Australia	32.4	35.4	(8.5)	3.8
Singapore	29.4	26.0	12.8	14.8
Malaysia	17.2	19.1	(9.7)	(6.2)
New Zealand	12.6	13.0	(2.6)	(1.3)
Other	9.2	12.4	(26.2)	(18.1)
Total APAC	100.8	105.9	(4.9)	1.5

Total Kelly Services, Inc.	$1,345.6	$1,354.2	(0.6)%	(0.5)%

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2013	2012	US$	Currency

Americas
United States	$2,547.3	$2,586.3	(1.5)%	(1.5)%
Canada	163.9	183.4	(10.6)	(8.8)
Mexico	99.4	82.4	20.7	15.6
Puerto Rico	73.6	76.3	(3.6)	(3.6)
Brazil	45.0	46.7	(3.7)	6.6
Total Americas	2,929.2	2,975.1	(1.5)	(1.4)

EMEA
Switzerland	185.6	174.4	6.4	5.7
France	182.0	184.2	(1.2)	(3.9)
Russia	102.0	97.1	5.0	7.1
United Kingdom	78.1	79.3	(1.5)	0.5
Portugal	63.0	56.0	12.5	9.3
Germany	49.3	53.9	(8.5)	(11.0)
Norway	46.3	50.8	(8.8)	(9.5)
Italy	43.6	44.5	(2.0)	(4.5)
Other	50.7	48.4	4.6	2.1
Total EMEA	800.6	788.6	1.5	0.4

APAC
Australia	100.4	101.6	(1.2)	4.3
Singapore	83.5	75.1	11.2	10.7
Malaysia	51.1	54.9	(6.9)	(5.8)
New Zealand	36.1	39.5	(8.5)	(9.8)
Other	26.4	40.3	(34.6)	(30.2)
Total APAC	297.5	311.4	(4.5)	(2.2)

Total Kelly Services, Inc.	$4,027.3	$4,075.1	(1.2)%	(1.1)%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

FOR THE 13 WEEKS ENDED SEPTEMBER 29, 2013 AND SEPTEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013			2012
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Earnings	% Change

Revenue from services	$1,345.6	$-	$1,345.6	$1,354.2	(0.6)%

Cost of services	1,125.2	-	1,125.2	1,126.7	(0.1)

Gross profit	220.4	-	220.4	227.5	(3.1)

Selling, general and administrative expenses	200.2	(0.5)	199.7	203.5	(1.8)

Earnings from operations	20.2	0.5	20.7	24.0	(13.9)

Other expense, net	1.3	-	1.3	0.7	(88.9)

Earnings from continuing operations before taxes	18.9	0.5	19.4	23.3	(17.1)

Income tax expense (benefit)	0.1	-	0.1	6.7	(99.2)

Earnings from continuing operations	$18.8	$0.5	$19.3	$16.6	16.3%

Earnings per share from continuing operations:
Basic	$0.49	$0.01	$0.51	$0.43	18.6%
Diluted	$0.49	$0.01	$0.51	$0.43	18.6%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

FOR THE 39 WEEKS ENDED SEPTEMBER 29, 2013 AND SEPTEMBER 30, 2012

(UNAUDITED)

(In millions of dollars except per share data)

	2013				2012
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$4,027.3	$-	$-	$4,027.3	$4,075.1	(1.2)%

Cost of services	3,369.3	-	-	3,369.3	3,400.7	(0.9)

Gross profit	658.0	-	-	658.0	674.4	(2.4)

Selling, general and administrative expenses	612.6	(1.3)	-	611.3	614.1	(0.4)

Asset impairments	1.7	-	(1.7)	-	-	NM

Earnings from operations	43.7	1.3	1.7	46.7	60.3	(22.6)

Other expense, net	3.9	-	-	3.9	1.8	(118.3)

Earnings from continuing operations before taxes	39.8	1.3	1.7	42.8	58.5	(27.0)

Income tax expense (benefit)	(1.9)	0.1	-	(1.8)	19.9	(109.4)

Earnings from continuing operations	$41.7	$1.2	$1.7	$44.6	$38.6	(15.5)%

Earnings per share from continuing operations:
Basic	$1.09	$0.03	$0.04	$1.17	$1.02	14.7%
Diluted	$1.09	$0.03	$0.04	$1.17	$1.02	14.7%

	2012
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$4,075.1	$-	$4,075.1

Cost of services	3,400.7	-	3,400.7

Gross profit	674.4	-	674.4

Selling, general and administrative expenses	611.9	2.2	614.1

Earnings from operations	62.5	(2.2)	60.3

Other expense, net	1.8	-	1.8

Earnings from continuing operations before taxes	60.7	(2.2)	58.5

Income tax expense (benefit)	19.9	-	19.9

Earnings from continuing operations	$40.8	$(2.2)	$38.6

Earnings per share from continuing operations:
Basic	$1.07	$(0.06)	$1.02
Diluted	$1.07	$(0.06)	$1.02

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges and asset impairment charges is useful to understand the Company's fiscal 2013 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)

In 2013, restructuring charges relate to severance costs from exiting the executive search business in Germany, along with severance costs for EMEA Commercial branches that closed in prior years. In 2012, restructuring costs relate primarily to revisions of the estimated lease termination costs for EMEA Commercial branches that closed in prior years.

(2)	Asset impairment charges represent the write-off of the carrying value of long-lived assets related to the decision to exit the executive search business operating in Germany.